KEMPER EQUITY                              KEMPER EQUITY
            FUNDS/VALUE STYLE                         FUNDS/GROWTH STYLE

          Kemper Contrarian Fund                 Kemper Aggressive Growth Fund
  Kemper-Dreman Financial Services Fund              Kemper Blue Chip Fund
  Kemper-Dreman High Return Equity Fund            Kemper Classic Growth Fund
   Kemper Small Cap Relative Value Fund              Kemper Growth Fund
        Kemper Small Cap Value Fund               Kemper Small Capitalization
       Kemper U.S. Growth and Income Fund                 Equity Fund
            Kemper Value Fund                        Kemper Technology Fund
         SUPPLEMENT TO PROSPECTUS                  Kemper Total Return Fund
          DATED FEBRUARY 1, 1999                   Kemper Value+Growth Fund
           ------------------                      SUPPLEMENT TO PROSPECTUS
                                                     DATED FEBRUARY 1, 1999
          KEMPER ASSET  ALLOCATION                     ------------------
                  FUNDS
                                                    KEMPER TARGET EQUITY
         Kemper Horizon 20+ Portfolio                      FUNDS
        Kemper  Horizon 10+ Portfolio
         Kemper Horizon 5 Portfolio            Kemper Retirement Fund Series VII
          SUPPLEMENT TO PROSPECTUS                  SUPPLEMENT TO PROSPECTUS
          DATED NOVEMBER 30, 1998                   DATED NOVEMBER 30, 1998
            ------------------                         ------------------

The following disclosure supplements the disclosure in the "Special Features -- Exchange Privilege" section of the prospectus for all funds:

Effective June 1, 1999, in addition to the current limits on exchanges of shares with a value over $1,000,000, shares of a Kemper Fund with a value of $1,000,000 or less (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days if, in the investment manager's judgement, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund and therefore may be subject to the 15-Day Hold Policy.

For Kemper Horizon 20+ Portfolio, Kemper Horizon 10+ Portfolio, Kemper Horizon 5 Portfolio, and Kemper Retirement Fund Series VII, the following disclosure supplements the disclosure in the currently effective prospectus:

On September 7, 1998, Zurich Insurance Company ("Zurich"), the majority owner of Scudder Kemper Investments, Inc. (the "Adviser"), entered into an agreement with B.A.T Industries p.l.c. ("B.A.T"), pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services.
Upon  consummation  of  the  transaction,   each

March 29, 1999

Fund's investment management agreement with the Adviser was deemed to have been assigned and, therefore, terminated. The Board of Trustees of each Fund and the shareholders of each Fund have approved a new investment management agreement with the Adviser, which is substantially identical to the former investment management agreement, except for the dates of execution and termination.

At special meetings of the shareholders of each Fund held on December 17, 1998 (the "Special Meetings"), the shareholders confirmed the following: as a matter of fundamental policy, each Fund is classified as a diversified open-end investment company, or as a diversified series of an open-end investment company, under the Investment Company Act of 1940 (the "1940 Act"), but the shareholders voted to eliminate any additional fundamental diversification policies.

Additionally,  at each Fund's Special  Meeting,  the  shareholders  approved the reclassification of each Fund's investment objective(s) and policies as non-fundamental, with the exception of those policies required to be fundamental by the 1940 Act. An objective or policy which is non-fundamental may be changed or eliminated by a Fund's Board of Trustees without a vote of the shareholders.

For Kemper Value Fund, the following disclosure replaces the example in the "Fee and expense information" section on page 34 of the prospectus:

Example

This example is to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example illustrates the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. It assumes a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. The example is hypothetical: actual fund expenses and returns vary from year to year, and may be higher or lower than those shown. The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges were included, your costs would be higher.

Fees and expenses if you sold shares after:

                              Class A               Class B          Class C
                              -------               -------          -------

1 Year                          $704                  $615              $314
3 Years                         $975                  $964              $661
5 Years                       $1,267                $1,339            $1,134
10 Years                      $2,095                $2,070            $2,441

Fees and expenses if you did not sell your shares:

                              Class A               Class B          Class C
                              -------               -------          -------

1 Year                          $704                  $215              $214
3 Years                         $975                  $664              $661
5 Years                       $1,267                $1,139            $1,134
10 Years                      $2,095                $2,070            $2,441